SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 January 9, 1999



                               CINTAS CORPORATION
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             (Exact name of registrant as specified in its charter)


        Washington                     0-11399                 31-1188630
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)


6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio            45262-5737
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    (Address of principal executive offices)                         Zip Code


Registrant's telephone number, including area code  (513) 459-1200
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         (Former name or former address, if changed since last report.)






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Item 5. Other Events.

     As discussed in the attached press release, on January 11, 1999, Cintas Corporation announced that it has entered into a definitive merger agreement to acquire Unitog Company. The agreement specifies that Unitog shareholders will receive Cintas common stock in a tax-free exchange.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) and (b)  No financial statements and no pro forma financial information are required under Regulation S-X.

    (c)          Exhibits.

                 2 Agreement and Plan of Merger dated January 9, 1999 by and among Cintas Corporation, Cintas Image Acquisition Company and Unitog Company (incorporated by reference to the Current Report on Form 8-K dated January 9, 1999 filed by Unitog Company)

                 99.1   Press Release dated January 11, 1999




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CINTAS CORPORATION.



Date:  January 12, 1999                   By:  /s/William C. Gale
                                             ---------------------------------
                                             William C. Gale, Vice President -
                                             Finance and Chief Financial Officer




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